EXHIBIT 23.0

                               RECKSON 401(K) PLAN


                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-102163), pertaining to the Reckson 401(k) Plan, of our report dated June 12, 2002, with respect to the financial statements and supplemental schedules of the Reckson 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2001.


                                                      /s/ Ernst & Young LLP
                                                      --------------------------


New York, New York
December 20, 2002